                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Eric T. Steigerwalt
  Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,

   o  Paragon Separate Account A
      File No. 333-133674 AFIS,
      File No. 333-133699 Group American Plus,

   o  Paragon Separate Account B
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi
        Manager III,
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
        Multi Manager II,

   o  Paragon Separate Account C
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   o  Paragon Separate Account D
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2015.

/s/ Eric T. Steigerwalt
--------------------------
Eric T. Steigerwalt

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                             Kimberly A. Berwanger
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kimberly A. Berwanger, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,

   o  Paragon Separate Account A
      File No. 333-133674 AFIS,
      File No. 333-133699 Group American Plus,

   o  Paragon Separate Account B
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi
        Manager III,
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
        Multi Manager II,

   o  Paragon Separate Account C
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   o  Paragon Separate Account D
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2015.

/s/ Kimberly A. Berwanger
----------------------------
Kimberly A. Berwanger

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Peter M. Carlson
         Director, Executive Vice President and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Director, Executive Vice President and Chief Accounting Officer of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,

   o  Paragon Separate Account A
      File No. 333-133674 AFIS,
      File No. 333-133699 Group American Plus,

   o  Paragon Separate Account B
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi
        Manager III,
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
        Multi Manager II,

   o  Paragon Separate Account C
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   o  Paragon Separate Account D
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2015.

/s/ Peter M. Carlson
-----------------------
Peter M. Carlson

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Christine M. DeBiase
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Christine M. DeBiase, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,

   o  Paragon Separate Account A
      File No. 333-133674 AFIS,
      File No. 333-133699 Group American Plus,

   o  Paragon Separate Account B
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi
        Manager III,
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
        Multi Manager II,

   o  Paragon Separate Account C
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   o  Paragon Separate Account D
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2015.

/s/ Christine M. DeBiase
---------------------------
Christine M. DeBiase

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Meghan S. Doscher
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Meghan S. Doscher, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,

   o  Paragon Separate Account A
      File No. 333-133674 AFIS,
      File No. 333-133699 Group American Plus,

   o  Paragon Separate Account B
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi
        Manager III,
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
        Multi Manager II,

   o  Paragon Separate Account C
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   o  Paragon Separate Account D
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2015.

/s/ Meghan S. Doscher
------------------------
Meghan S. Doscher

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Elizabeth M. Forget
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,

   o  Paragon Separate Account A
      File No. 333-133674 AFIS,
      File No. 333-133699 Group American Plus,

   o  Paragon Separate Account B
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi
        Manager III,
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
        Multi Manager II,

   o  Paragon Separate Account C
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   o  Paragon Separate Account D
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2015.

/s/  Elizabeth M. Forget
---------------------------
Elizabeth M. Forget

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Jeffrey P. Halperin
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey P. Halperin, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,

   o  Paragon Separate Account A
      File No. 333-133674 AFIS,
      File No. 333-133699 Group American Plus,

   o  Paragon Separate Account B
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi
        Manager III,
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
        Multi Manager II,

   o  Paragon Separate Account C
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   o  Paragon Separate Account D
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2015.

/s/ Jeffrey P. Halperin
--------------------------
Jeffrey P. Halperin

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Paul A. LaPiana
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. LaPiana, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,

   o  Paragon Separate Account A
      File No. 333-133674 AFIS,
      File No. 333-133699 Group American Plus,

   o  Paragon Separate Account B
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi
        Manager III,
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
        Multi Manager II,

   o  Paragon Separate Account C
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   o  Paragon Separate Account D
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2015.

/s/ Paul A. LaPiana
----------------------
Paul A. LaPiana

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Gene L. Lunman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Gene L. Lunman, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,

   o  Paragon Separate Account A
      File No. 333-133674 AFIS,
      File No. 333-133699 Group American Plus,

   o  Paragon Separate Account B
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi
        Manager III,
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
        Multi Manager II,

   o  Paragon Separate Account C
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   o  Paragon Separate Account D
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2015.

/s/ Gene L. Lunman
---------------------
Gene L. Lunman

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  Anne Belden
                            Vice President - Finance

KNOW ALL MEN BY THESE PRESENTS, that I, Anne Belden, Vice President - Finance of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,

   o  Paragon Separate Account A
      File No. 333-133674 AFIS,
      File No. 333-133699 Group American Plus,

   o  Paragon Separate Account B
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi
        Manager III,
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
        Multi Manager II,

   o  Paragon Separate Account C
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   o  Paragon Separate Account D
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2015.

/s/ Anne Belden
--------------------
Anne Belden